UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

Item 2.05. Costs Associated with Exit or Disposal Activities

(b) On July 7, 2005, TeleTech Holdings, Inc. (the “Company’) opted to elect an early lease termination option to close its Customer Management Center located in Glasgow Scotland in the second quarter 2006.

The Company hereby incorporates by reference the press release dated July 13, 2005 attached hereto as Exhibit 99.1

Exhibits
99.1	Press Release issued by TeleTech on July 13, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: July 13, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated July 13, 2005 — TeleTech Announces Decision to Exit Customer Management Center in Glasgow, Scotland